Execution Version

Exhibit 10.32

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 27, 2016 (the “Amendment Effective Date”), is entered into by and among Sorrento Therapeutics, Inc., a Delaware corporation (“Parent”), Concortis Biosystems, Corp., a Delaware corporation, Ark Animal Health, Inc., a Delaware corporation, TNK Therapeutics, Inc., a Delaware corporation, Sorrento Biologics, Inc., a Delaware corporation, Scintilla Pharmaceuticals, Inc., a Delaware corporation, LA Cell, Inc., a Delaware corporation, SiniWest Holding Corp., a Delaware corporation, Levena Biopharma US, Inc., a Delaware corporation, Sorrento BioServices, Inc., a Delaware corporation, Scilex Pharmaceuticals Inc., a Delaware corporation, and each of their Qualified Subsidiaries (together with “Parent” hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as Lender, constituting the Required Lenders, and HERCULES CAPITAL, INC., formerly known as Hercules Technology Growth Capital, Inc., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, together with its successors and assigns in such capacity, “Agent”).

The Borrower, the Lender and Agent are parties to a Loan and Security Agreement dated as of November 23, 2016 (as amended, restated or modified from time to time, the “Loan and Security Agreement”).  The Borrower has requested that the Lender agree to certain amendments to the Loan and Security Agreement.  The Lender have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1Definitions; Interpretation.

(a)Terms Defined in Loan and Security Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)Interpretation.  The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Amendments to the Loan and Security Agreement.

(a)The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:

(i) Deleted Definitions.  are hereby deleted in their entirety: “2016 Year-End Fundraising Requirement” and “2017 Q1 Fundraising Requirement”.

(ii)New Definitions.  The following definitions are added to Section 1.1 in their proper alphabetical order:

“First Amendment Effective Date” means December 27, 2016.

“Initial Fundraising Requirement” means Borrower’s receipt after […***…] and prior to […***…], of at least […***…] of unrestricted (including not subject to any clawback, redemption, escrow or similar contractual restriction, but excluding any restriction in favor of Agent) net cash proceeds from […***…].

*Confidential Treatment Requested

(iii)Amended Definitions.  The following definition is hereby amended as follows:

“Fundraising Milestone”.  The definition of “Fundraising Milestone” is hereby amended by replacing “2016 Year-End Fundraising Requirement and the 2017 Q1 Fundraising Requirement” with “Initial Fundraising Requirement” therein.

(iv)Section 2.9.  Section 2.9 is hereby amended by replacing “December 31, 2016” with “the First Amendment Effective Date” in each instance therein.

(v)Section 7.20.  Section 7.20 is hereby amended and restated as follows:

7.20 Initial Fundraising Requirement. Borrower shall achieve the Initial Fundraising Requirement prior to […***…].

(vi)Section 7.21. Section 7.21 is hereby amended and restated as follows:

7.21 Minimum Cash.  At all times prior to achievement of both the Corporate Milestone and the Fundraising Milestone, Borrower shall maintain Unrestricted Cash in an amount greater than or equal to […***…]; provided that at all times prior to achievement of the Initial Fundraising Requirement, Borrower shall maintain Unrestricted Cash in an amount greater than or equal to […***…]. Borrower shall provide Agent evidence of compliance with the financial covenants under this Section 7.21 (a) until […***…], (b) in each Compliance Certificate and (c) upon request, in each case in form and substance acceptable to Agent and with supporting documentation requested by Agent, including, without limitation, evidence of bank statement activity from such week (including ending balances) and certification of such compliance by the Chief Executive Officer or Chief Financial Officer of Borrower.

(vii)Compliance Certificate.  Exhibit F (Compliance Certificate) of the Loan and Security Agreement is hereby amended and restated in its entirety as set forth in Addendum I hereto.

(b)References Within Loan and Security Agreement.  Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3Conditions of Effectiveness.  The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)Fees and Expenses.  The Borrower shall have paid (i) an amendment fee of $250,000, which fee shall be due and payable and deemed fully earned as of the Amendment Effective Date, (ii) the $210,000 fee set forth in Section 2.9 of the Agreement, (iii) all attorney fees and other costs and expenses then due in accordance with Section 5(e), and (iv) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.

(b)This Amendment.  Agent shall have received this Amendment, executed by Agent, the Lender and the Borrower.

(c)Representations and Warranties; No Default.  On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i)The representations and warranties contained in Section 4 shall be true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date; and

*Confidential Treatment Requested

(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4Representations and Warranties.  To induce Agent and Lender to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Agent on the Effective Date remains true and correct.   For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).

SECTION 5Miscellaneous.

(a)Loan Documents Otherwise Not Affected; Reaffirmation.  Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.  The Lender’s and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.  The Borrower hereby reaffirms the grant of security under Section 3.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof.

(b)Conditions.  For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(c)Release.  In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.  Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d)No Reliance.  The Borrower hereby acknowledges and confirms to Agent and the Lender that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e)Costs and Expenses.  The Borrower agrees to pay to Agent on the Amendment Effective Date the out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the fees and disbursements of counsel to Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.

(f)Binding Effect.  This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)Governing Law.  This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

(h)Complete Agreement; Amendments.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i)Severability of Provisions.  Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j)Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k)Loan Documents. This Amendment shall constitute a Loan Document.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

SORRENTO THERAPEUTICS, INC.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President and Chief Executive Officer

CONCORTIS BIOSYSTEMS, CORP.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President and Chief Executive Officer

ARK ANIMAL HEALTH, INC.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President and Chief Executive Officer

SORRENTO BIOLOGICS, INC.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President and Chief Executive Officer

TNK THERAPEUTICS, INC.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President and Chief Executive Officer

[Signature Page to First Amendment to Loan and Security Agreement]

SCINTILLA PHARMACEUTICALS, INC.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President and Chief Executive Officer

LA CELL, INC.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	Chief Executive Officer

SINIWEST HOLDING CORP.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President

LEVENA BIOPHARMA US INC.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President and Chief Executive Officer

SORRENTO BIOSERVICES, INC.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President

SCILEX PHARMACEUTICALS INC.

Signature:	/s/Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	Chief Executive Officer

[Signature Page to First Amendment to Loan and Security Agreement]

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/Zhuo Huang

Print Name:	Zhuo Huang

Title:	Associate General Counsel

LENDER:

HERCULES CAPITAL, INC.

Signature:	/s/Zhuo Huang

Print Name:	Zhuo Huang

Title:	Associate General Counsel

[Signature Page to First Amendment to Loan and Security Agreement]

Addendum I

EXHIBIT F

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated November 23, 2016 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Hercules Capital, Inc., as agent for the Lender (the “Agent”) and Sorrento Therapeutics, Inc. (the “Company”) and each other Qualified Subsidiary as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending ___________ of all covenants, conditions and terms of the Loan Agreement and hereby reaffirms that all representations and warranties contained therein are true and correct in all material respects on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties.  Attached are the required documents supporting the above certification.  The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statements and subject to normal year-end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Balance Sheet and/or Financial Statements (as required pursuant to Section 7.1(a))	Monthly within 45 days
Interim Financial Statements	Quarterly within 45 days
Audited Financial Statements	FYE within 90 days

7.21 – Minimum Cash

(I) Has the Corporate Milestone been achieved? __ Yes; __ No

(II) Has the Fundraising Milestone been achieved? __ Yes; __ No

If Yes on both (I) and (II), in compliance.

If No on either (I) or (II):

(A) Unrestricted Cash: $___________

(B) amount of Borrower’s accounts payable under GAAP and not paid after the 90th day following the invoice date for such accounts payable: $___________

(C) item (A) minus item (B): $___________

Is item (C) greater than or equal to:

If prior to achievement of the Initial Fundraising Requirement: $[…***…]?

If after to achievement of the Initial Fundraising Requirement: $[…***…]?

__ Yes (in compliance); __ No (not in compliance)

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower Subsidiary/Affiliate, as applicable.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

BORROWER SUBSIDIARY / AFFILIATE COMPANY Name/Address
1
2
3
4
5
6
7

*Confidential Treatment Requested

Very Truly Yours,
Sorrento Therapeutics, Inc.

By:
Name:
Its: